As filed with the Securities and Exchange Commission on December 15, 2000
                           Registration No. 333-51238
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               Amendment No. 1 to
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                HORIZON PCS, INC.
                     (Exact name of registrant as specified
                 in its charter) (For co-registrants, please see
               "Co-Registrant Information" on the following page)

        Delaware                           4812                                 31-1707839
(State of Incorporation)       (Primary Standard Industrial        (I.R.S. Employer Identification No.)
                                Classification Code Number)


                               68 East Main Street
                          Chillicothe, Ohio 45601-0480
                                 (740) 772-8200
                   (Address, including zip code and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)


                              Mr. William A. McKell
                      President and Chief Executive Officer
                                Horizon PCS, Inc.
                               68 East Main Street
                          Chillicothe, Ohio 45601-0480
                                 (740) 772-8200
                (Name, address, including zip code, and telephone
                          number, including area code,
                              of agent for service)

                                   Copies To:
                          T. Clark Fitzgerald III, Esq.
                          Donald I. Hackney, Jr., Esq.
                          Arnall Golden & Gregory, LLP
                            2800 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309-3450
                                 (404) 873-8500


     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of the Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     The Co-registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Co-registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

           CO-REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Horizon Personal Communications, Inc.
                  Bright Personal Communications Services, LLC
            (Exact name of co-registrant as specified in its charter)

          Ohio                           4812                              31-0802877
(State of Incorporation)     (Primary Standard Industrial                  34-1903266
                              Classification Code Number)      (I.R.S. Employer Identification No.)


                               68 East Main Street
                          Chillicothe, Ohio 45601-0480
                                 (740) 772-8200
                   (Address, including zip code and telephone
                       number, including area code, of the
                       co-registrant's principal executive
                                    offices)


                              Mr. William A. McKell
                      President and Chief Executive Officer
                                Horizon PCS, Inc.
                               68 East Main Street
                          Chillicothe, Ohio 45601-0480
                                 (740) 772-8200
                     (Name, address, including zip code, and
                     telephone number, including area code,
                      of agent for service for each of the
                                 co-registrants)

                                   Copies To:
                          T. Clark Fitzgerald III, Esq.
                          Donald I. Hackney, Jr., Esq.
                          Arnall Golden & Gregory, LLP
                            2800 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309-3450
                                 (404) 873-8500

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Certificate of Incorporation of Horizon PCS, Inc. ("Horizon PCS") provides that the liability of the directors of Horizon PCS to Horizon PCS or any of its stockholders for monetary damages arising from acts or omissions occurring in their capacity as directors shall be limited to the fullest extent permitted by the laws of Delaware or any other applicable law. This limitation does not apply with respect to any action in which a director would be liable under Section 174 of the General Corporation Law of the State of Delaware nor does it apply with respect to any liability in which a director:

     o    breached his duty of loyalty to Horizon PCS or its stockholders;

     o did not act in good faith or, in failing to act, did not act in good faith;

     o acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or

     o    derived an improper personal benefit.

     Horizon PCS' Certificate of Incorporation provides that Horizon PCS shall indemnify its directors, officers and employees and former directors, officers and employees to the fullest extent permitted by the laws of Delaware or any other applicable law. Pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware, Horizon PCS has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of Horizon PCS) by reason of the fact that he is or was a director, officer, employee or agent of Horizon PCS, against any and all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of Horizon PCS and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     The power to indemnify applies to actions brought by or in the right of Horizon PCS as well, but only to the extent or defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of negligence or misconduct unless the court, in its discretion, believes that in light of all the circumstances indemnification should apply.

     The statute further specifically provides that the indemnification authorized thereby shall not be deemed exclusive of any other rights to which any such officer or director may be entitled under any bylaws, agreements, vote of stockholders or disinterested directors, or otherwise.

     Horizon PCS intends has acquired directors' and officers' liability insurance covering its directors and officers.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Horizon PCS pursuant to the foregoing provisions, Horizon PCS has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 21. Exhibits and Financial Statement Schedules

     (a)  Exhibits:

Exhibit
Number    Description
--------  -----------
1.1* Purchase Agreement dated September 18, 2000 between Horizon PCS, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and First Union Securities, Inc.

2.1*(1) Asset Purchase Agreement, dated May 19, 2000, by and between Sprint PCS, Inc. and Horizon Personal Communications, Inc.

2.2*(1) Contribution and Exchange Agreement, as amended, dated May 4, 2000, by and among Horizon Personal Communications, Inc., Horizon Telcom, Inc., the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement.

3.1*      Amended and Restated Certificate of Incorporation of Horizon PCS.

3.2*      Bylaws of Horizon PCS.

4.1*      Specimen Common Stock Certificate.

4.2* Indenture dated as of September 26, 2000 between Horizon PCS, Inc. , Horizon Personal Communications, Inc., Bright Personal Communications, Inc. and Wells Fargo Bank Minnesota, National Association.

4.3* A/B Exchange Registration Rights Agreement made as of September 26, 2000 by and among Horizon PCS, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and First Union Securities, Inc.

4.4*      Form of Registered Note (included in Exhibit 4.2).

4.5*      Note Guarantee of Horizon Personal Communications, Inc.

4.6*      Note Guarantee of Bright Personal Communications Services, LLC

5.1** Opinion of Arnall Golden & Gregory, LLP regarding legality of the common stock being issued.

10.1*     Form of  Employment  Agreement,  dated  September   26,  2000,  by and
          between Registrant and William A. McKell.

10.2*     Form  of  Employment  Agreement,   dated  September 26,  2000,  by and
          between Registrant and Peter M. Holland.

10.3*+    Sprint  PCS  Management  Agreement  between  Sprint  Spectrum,   L.P.,
          SprintCom, Inc. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.3.1* Letter Agreement, dated July 3, 2000, between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc.

10.4*+ Sprint PCS Services Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.5* Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.6* Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.7*+    Sprint PCS Management Agreement between Wirelessco,  L.P.,  SprintCom,
          Inc.,  Sprint  Spectrum,   L.P.  and  Bright  Personal  Communications
          Services, LLC, dated October 13, 1999.

10.8*+ Sprint PCS Services Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

10.9*     Sprint  Trademark and Service Mark License  Agreement  between  Sprint
          Communications   Company,  L.P.  and  Bright  Personal  Communications
          Services, LLC, dated October 13, 1999.

10.10* Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

10.11** Loan Agreement by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative, dated August 29, 1997.

10.12*    Horizon Telcom Guaranty, dated August 29, 1997.

10.13*    Loan  Agreement,   by  and  between  Bright  Personal   Communications
          Services, LLC and Rural Telephone Finance Corporation, dated April 28, 2000.

10.14* Loan Agreement dated May 31, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.15* Amendment to Loan Agreement dated as of June 27, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.16**   Horizon Telcom Guaranty dated June 27, 2000.

10.17* Commitment letter from First Union National Bank with regard to $225 million senior secured credit facility for the Registrant.

10.18*    Registration  Rights Agreement,  dated June 27, 2000, by and among the
          Registrant   and  those  persons  listed  on  the  attachment  to  the
          Contribution and Exchange Agreement.

10.19*+ Network Services Agreement by and between West Virginia PCS Alliance, L.C., Virginia PCS Alliance, L.C. and Horizon Personal Communications, Inc., dated August 12, 1999.

10.20* Assignment and Agreement by and between SprintCom, Inc., Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C., dated August 12, 1999.

10.21*+ PCS CDMA Product Supply Contract by and between Motorola, Inc. and Horizon Personal Communications, Inc.

10.22* Bridge Note Purchase Agreement by and between Horizon Personal Communications, Inc. and First Union Investors, Inc., dated February 15, 2000.

10.23**   13%  Senior   Subordinated   Promissory  Note  from  Horizon  Personal
          Communications, Inc. to First Union Investors, Inc., dated February 15, 2000.

10.24** Conversion Agreement, by and between Horizon Personal Communications and First Union Investors, Inc., dated February 15, 2000.

10.25*    Form of Horizon PCS, Inc. 2000 Stock Option Plan.

10.26*+   Site   Development   Agreement   by  and  between   Horizon   Personal
          Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

10.27*+ Master Site Agreement by and between SBA Towers, Inc. and Horizon Personal Communications, Inc., dated July 1999.

10.28*+   Master  Design  Build  Agreement  by  and  between  Horizon   Personal
          Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

10.29*+ Master Site Agreement by and between SBA Towers, Inc. and Bright Personal Communications Services, LLC, dated October 1, 1999.

10.30*+   Master  Design  Build   Agreement  by  and  between  Bright   Personal
          Communications Services, LLC and SBA Towers, Inc., dated October 1, 1999.

10.31* Services Agreement, dated May 1, 2000, between Horizon Personal Communication, Inc. and Horizon Services, Inc.

10.32* Lease Agreement, dated May 1, 2000 between Chillicothe Telephone Company and Horizon Personal Communications, Inc.

10.33* Services Agreement, dated May 1, 2000 between Horizon Personal Communications, Inc. and United Communications, Inc.

10.34*    Form of Indemnification Agreement.

10.35* Amended and Restated Tax Allocation Agreement dated May 1, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.

10.35.1* First Amendment to the Amended and Restated Tax Allocation Agreement dated as of September 26, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.

10.36*    Form of Lock-up Agreement.

10.37* Securities Purchase Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.38* Investors Rights and Voting Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.39* Registration Rights Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.40* Credit Agreement, dated as of September 26, 2000, by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to this Agreement, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

10.41* Warrant Agreement dated as of September 26, 2000 between Horizon PCS, Inc. and Wells Fargo Bank Minnesota, National Association.

10.42*    Warrant Registration Rights Agreement made as of September 26, 2000 by
          and  among  Horizon  PCS,  Inc.  and  Donaldson,   Lufkin  &  Jenrette
          Securities Corporation and First Union Securities, Inc.

21.1*     Subsidiaries of Horizon.

23.1***   Consent of Arthur Andersen, LLP.

23.2** Consent of Arnall Golden & Gregory, LLP (contained in legal opinion filed as Exhibit 5.1).

24.1***   Powers of Attorney (set forth on the signature page hereto).

25.1*     Statement of Eligibility of Trustee.

27.1***   Financial Data Schedule (for SEC use only).

27.2***   Financial Data Schedule (for SEC use only).

27.3***   Financial Data Schedule (for SEC use only).

99.1*     Form of Letter of Transmittal with respect to Exchange Offer.

99.2*     Form of Notice of Guaranteed Delivery.

99.3*     Form of Tender Instruction Letters.

--------------------
*    filed herewith.
**   to be filed by amendment.
(1) In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
+ The Registrant has requested confidential treatment for certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended.
***  previously filed.

     (b) Financial Statement Schedules:

The following is the schedule  filed as a part of the  registration  statement -
Schedule II - Valuation and Qualifying Accounts.

ITEM 22. UNDERTAKINGS

     1. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     2. The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     The registrant undertakes that every prospectus (i) that is filed pursuant to the immediately preceding paragraph, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     4. The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chillicothe, State of Ohio, on the 15th day of December, 2000.

                                   HORIZON PCS, INC.


                                   By:      /s/ William A. McKell
                                       -----------------------------------------
                                            William A. McKell
                                            Chairman of the Board, President,
                                            and Chief Executive Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following person in the capacities and on the dates indicated.


                 Name                                    Title                                  Date

        /s/  William A. McKell           Chairman of the Board, President and          December 15, 2000
------------------------------------
         William A. McKell               Chief Executive Officer (Principal
                                         Executive Officer)

        /s/ Peter M. Holland             Chief Financial Officer; Director             December 15, 2000
------------------------------------
        Peter M. Holland                 (Principal Financial and Accounting
                                         Officer)

         /s/  Thomas McKell*             Director                                     December 15, 2000
------------------------------------
         Thomas McKell

        /s/  Phoebe H. McKell*           Director                                      December 15, 2000
------------------------------------
         Phoebe H. McKell

        /s/  Lonnie D. Pedersen*         Director                                      December 15, 2000
------------------------------------
         Lonnie D. Pedersen

        /s/  Robert A. Katz*             Director                                      December 15, 2000
------------------------------------
         Robert A. Katz

        /s/  Marc J. Rowan*              Director                                      December 15, 2000
------------------------------------
         Marc J. Rowan


*By:         /s/ Peter M. Holland
     -------------------------------
          Peter M. Holland
          Attorney in Fact

                                INDEX TO EXHIBITS

Exhibit
Number    Description
--------  -----------
1.1* Purchase Agreement dated September 18, 2000 between Horizon PCS, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and First Union Securities, Inc.

2.1*(1) Asset Purchase Agreement, dated May 19, 2000, by and between Sprint PCS, Inc. and Horizon Personal Communications, Inc.

2.2*(1) Contribution and Exchange Agreement, as amended, dated May 4, 2000, by and among Horizon Personal Communications, Inc., Horizon Telcom, Inc., the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement.

3.1*      Amended and Restated Certificate of Incorporation of Horizon PCS.

3.2*      Bylaws of Horizon PCS.

4.1*      Specimen Common Stock Certificate.

4.2* Indenture dated as of September 26, 2000 between Horizon PCS, Inc. , Horizon Personal Communications, Inc., Bright Personal Communications, Inc. and Wells Fargo Bank Minnesota, National Association.

4.3* A/B Exchange Registration Rights Agreement made as of September 26, 2000 by and among Horizon PCS, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation and First Union Securities, Inc.

4.4*      Form of Registered Note (included in Exhibit 4.2).

4.5*      Note Guarantee of Horizon Personal Communications, Inc.

4.6*      Note Guarantee of Bright Personal Communications Services, LLC

5.1** Opinion of Arnall Golden & Gregory, LLP regarding legality of the common stock being issued.

10.1*     Form of  Employment  Agreement,  dated   September  26,  2000,  by and
          between Registrant and William A. McKell.

10.2* Form of Employment Agreement, dated September 26, 2000, by and between Registrant and Peter M. Holland.

10.3*+    Sprint  PCS  Management  Agreement  between  Sprint  Spectrum,   L.P.,
          SprintCom, Inc. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.3.1* Letter Agreement, dated July 3, 2000, between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc.

10.4*+ Sprint PCS Services Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.5* Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.6* Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.

10.7*+    Sprint PCS Management Agreement between Wirelessco,  L.P.,  SprintCom,
          Inc.,  Sprint  Spectrum,   L.P.  and  Bright  Personal  Communications
          Services, LLC, dated October 13, 1999.

10.8*+ Sprint PCS Services Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

10.9*     Sprint  Trademark and Service Mark License  Agreement  between  Sprint
          Communications   Company,  L.P.  and  Bright  Personal  Communications
          Services, LLC, dated October 13, 1999.

10.10* Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.

10.11** Loan Agreement by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative, dated August 29, 1997.

10.12*    Horizon Telcom Guaranty, dated August 29, 1997.

10.13*    Loan  Agreement,   by  and  between  Bright  Personal   Communications
          Services, LLC and Rural Telephone Finance Corporation, dated April 28, 2000.

10.14* Loan Agreement dated May 31, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.15* Amendment to Loan Agreement dated as of June 27, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.16**   Horizon Telcom Guaranty dated June 27, 2000.

10.17* Commitment letter from First Union National Bank with regard to $225 million senior secured credit facility for the Registrant.

10.18*    Registration  Rights Agreement,  dated June 27, 2000, by and among the
          Registrant   and  those  persons  listed  on  the  attachment  to  the
          Contribution and Exchange Agreement.

10.19*+ Network Services Agreement by and between West Virginia PCS Alliance, L.C., Virginia PCS Alliance, L.C. and Horizon Personal Communications, Inc., dated August 12, 1999.

10.20* Assignment and Agreement by and between SprintCom, Inc., Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C., dated August 12, 1999.

10.21*+ PCS CDMA Product Supply Contract by and between Motorola, Inc. and Horizon Personal Communications, Inc.

10.22* Bridge Note Purchase Agreement by and between Horizon Personal Communications, Inc. and First Union Investors, Inc., dated February 15, 2000.

10.23**   13%  Senior   Subordinated   Promissory  Note  from  Horizon  Personal
          Communications, Inc. to First Union Investors, Inc., dated February 15, 2000.

10.24** Conversion Agreement, by and between Horizon Personal Communications and First Union Investors, Inc., dated February 15, 2000.

10.25*    Form of Horizon PCS, Inc. 2000 Stock Option Plan.

10.26*+   Site   Development   Agreement   by  and  between   Horizon   Personal
          Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

10.27*+ Master Site Agreement by and between SBA Towers, Inc. and Horizon Personal Communications, Inc., dated July 1999.

10.28*+   Master  Design  Build  Agreement  by  and  between  Horizon   Personal
          Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.

10.29*+ Master Site Agreement by and between SBA Towers, Inc. and Bright Personal Communications Services, LLC, dated October 1, 1999.

10.30*+   Master  Design  Build   Agreement  by  and  between  Bright   Personal
          Communications Services, LLC and SBA Towers, Inc., dated October 1, 1999.

10.31* Services Agreement, dated May 1, 2000, between Horizon Personal Communication, Inc. and Horizon Services, Inc.

10.32* Lease Agreement, dated May 1, 2000 between Chillicothe Telephone Company and Horizon Personal Communications, Inc.

10.33* Services Agreement, dated May 1, 2000 between Horizon Personal Communications, Inc. and United Communications, Inc.

10.34*    Form of Indemnification Agreement.

10.35* Amended and Restated Tax Allocation Agreement dated May 1, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.

10.35.1* First Amendment to the Amended and Restated Tax Allocation Agreement dated as of September 26, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.

10.36*    Form of Lock-up Agreement.

10.37* Securities Purchase Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.38* Investors Rights and Voting Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.39* Registration Rights Agreement dated September 26, 2000 by and among Horizon PCS, Inc. Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P. and First Union Capital Partners, LLC.

10.40* Credit Agreement, dated as of September 26, 2000, by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to this Agreement, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent.

10.41* Warrant Agreement dated as of September 26, 2000 between Horizon PCS, Inc. and Wells Fargo Bank Minnesota, National Association.

10.42*    Warrant Registration Rights Agreement made as of September 26, 2000 by
          and  among  Horizon  PCS,  Inc.  and  Donaldson,   Lufkin  &  Jenrette
          Securities Corporation and First Union Securities, Inc.

21.1*     Subsidiaries of Horizon.

23.1***   Consent of Arthur Andersen, LLP.

23.2** Consent of Arnall Golden & Gregory, LLP (contained in legal opinion filed as Exhibit 5.1).

24.1***   Powers of Attorney (set forth on the signature page hereto).

25.1*     Statement of Eligibility of Trustee.

27.1***   Financial Data Schedule (for SEC use only).

27.2***   Financial Data Schedule (for SEC use only).

27.3***   Financial Data Schedule (for SEC use only).

99.1*     Form of Letter of Transmittal with respect to Exchange Offer.

99.2*     Form of Notice of Guaranteed Delivery.

99.3*     Form of Tender Instruction Letters.

--------------------
*    filed herewith.
**   to be filed by amendment.
(1) In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
+ The Registrant has requested confidential treatment for certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended.
***  previously filed.